T. Rowe Price Growth & Income Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2020, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE GROWTH & INCOME FUND

On March 8, 2021, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price U.S. Large-Cap Core Fund  through a tax-free reorganization. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is March 19, 2021.

3/19/21